                                                                    EXHIBIT 99.1

                                    EXHIBIT A

                   AGREEMENT FOR JOINT FILING OF SCHEDULE 13G



         The undersigned and each other person executing this joint filing agreement (the "Agreement") agree as follows:

         (1) The undersigned and each other person executing this Agreement are individually eligible to use the Schedule 13G to which this Exhibit is attached and such Schedule 13G is filed on behalf of the undersigned and each other person executing this Agreement; and

         (2) The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.



Date: February 12, 2001                Signature:   /s/ Mark Moshayedi
                                                  ------------------------------
                                       Name:      Mark Moshayedi


                                       Signature:   /s/ Semira Moshayedi
                                                  ------------------------------
                                       Name:      Semira Moshayedi


                                       M. AND S. MOSHAYEDI REVOCABLE TRUST


                                       Signature:   /s/ Mark Moshayedi
                                                  ------------------------------
                                       Name:      Mark Moshayedi
                                       Title:     Co-Trustee


                                       Signature:   /s/ Semira Moshayedi
                                                  ------------------------------
                                       Name:      Semira Moshayedi
                                       Title:     Co-Trustee


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